                                                                    Exhibit 32.1

                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-Q of AMH Holdings, Inc. (the "Company") for the period ended October 2, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Caporale, Jr., President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2004               By: /s/ Michael Caporale, Jr.
                                          --------------------------------------
                                          Michael Caporale, Jr.
                                          President, Chief Executive Officer and
                                          Director
                                          (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                      -23-